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                     PROSPECTUS SUPPLEMENT DATED MAY 1, 2002


THE HARTFORD MUTUAL FUNDS                       CLASS L, M, N, H, Z AND E SHARES





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                             THIS SUPPLEMENT UPDATES
      HARTFORD-FORTIS SERIES FUND, INC. PROSPECTUS DATED FEBRUARY 19, 2002

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The definition of FOREIGN ISSUERS contained under "Investment Strategies and
Investment Matters - Terms Used in this Prospectus", on page 26 of the Hartford-Fortis Series Fund, Inc. Prospectus is deleted in its entirety and is replaced by the following:

         "FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets."